Pacific Select Fund NSAR 6-30-11
Exhibit 77O

                              PACIFIC SELECT FUND
                             REAL ESTATE PORTFOLIO
                         REPORT PURSUANT TO RULE 10f-3
                          QUARTER ENDED MARCH 31, 2011

                 ITEM                                SECURITIES PURCHASED
 --------------------------------------     ----------------------------------
  (1) Name of Issuer                           Mack-Cali Realty Corporation

  (2) Description of Security (name,
      coupon, maturity, subordination,                 Common Stock
      common stock, etc.)

  (3) Date of Purchase                                  02/15/2011

  (4) Date of Offering                                  02/15/2011

  (5) Unit Price                                         $33.00

  (6) Principal Amount of Total Offering             $206,250,000.00

  (7) Underwriting Spread
      Dollars ($)
      and                                                 $1.32
      Underwriting Spread
      Percent (%)                                         4.000%

  (8) Names of Syndicate Members              Bofa Merrill Lynch, Deutsche
                                              Bank Securities, J.P. Morgan,
                                               BNY Mellon Capital Markets,
                                               LLC, Capital One Southcoast,
                                                Citi, Comerica Securities,
                                                Mitsubishi UFJ Securities,
                                                Piper Jaffray, PNC Capital
                                                 Markets LLC, RBS, Scotia
                                                Capital, SunTrust Robinson
                                                         Humphrey
  (9) Dollar Amount of Purchase by the
       Portfolio                                       $886,710.00

 (10) % of Offering Purchased by Portfolio                0.4299%

 (11) % of Offering Purchased by
      Associated Accounts                               2.7701%

 (12) % of Portfolio Assets Applied to
      Purchase                                            0.1300%

 (13) Name(s) of Syndicate Members (s)
      from whom Purchased                             Merrill Lynch

 (14) Name of Affiliated Underwriter            Mitsubishi UFJ Securities


                                    PACIFIC SELECT FUND - REAL ESTATE PORTFOLIO
                                  REPORT PURSUANT TO RULE 10F-3 - QUARTER ENDED MARCH 31, 2011

[ ] Eligibility (check one): [X] registered public offering [ ] government security [ ] Eligible Municipal Security
                             [ ] Eligible Foreign Offering  [ ] Eligible Rule 144A Offering
Check if the following conditions have been met (and discuss any exceptions):

     [X]     The securities  were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other  purchaser  in the  offering or any  concurrent  offering  of the  securities
             (excepting,  in an Eligible Foreign Offering,  rights required by law to be granted to existing security holders) and
             (2) on or before the fourth day before termination, if a rights offering.

     [X]     The securities  were offered  pursuant to an  underwriting or similar  agreement  under which the  underwriters  were committed to purchase all the securities offered,  except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

     [X]     The  commission,  spread or  profit  was  reasonable  and fair in  relation  to that  being  received  by others  for underwriting  similar securities during a comparable period of time. If only one comparable security was reviewed for these purposes, we represent that we are not aware of any other comparable underwritings.

     [X]     Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

     [ ]     In the case of  Eligible  Municipal  Securities,  the issuer has been rated  investment  grade by at least one NRSRO, provided that, if the issuer or entity  supplying the funds from which the issue is to be paid has been in continuous operation for less than three years  (including the  operations of any  predecessors)  the securities  must have been rated within the top three rating categories by an NRSRO.

     [X]     Percentage of offering  purchased by the Portfolio  and other funds  advised by the same  investment  adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion,  did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified  institution buyers plus (2) principal amount of class in any concurrent  public offering;  (b) other securities,  25% of principal amount of offering of class.  Identify such other purchasers:

     [X]     The Portfolio did not purchase the securities  being offered  directly or indirectly from an Affiliated  Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction,  and, (b) in the case of Eligible Municipal Securities,  the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written  statements of issuer,  syndicate  manager,  or  underwriter  or seller of  securities  were relied upon to determine:
     [ ]     the securities were sold in an Eligible Rule 144A Offering;
     [X]     compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities  Purchased" complies with the
Fund's Rule 10f-3 Procedures.

Date: 5/17/11                                             Signed: /s/ TED BIGMAN
      -------                                                     ------------------------
                                                          Name:  Ted Bigman
                                                          Title: Managing Directof/Fund Manager

                              PACIFIC SELECT FUND
                             REAL ESTATE PORTFOLIO
                         REPORT PURSUANT TO RULE 10f-3
                          QUARTER ENDED MARCH 31, 2011

                ITEM                             SECURITIES PURCHASED
  ------------------------------------      ----------------------------------
  (1) Name of Issuer                                  HCP, Inc.

  (2) Description of Security (name,                Common Stock
      coupon, maturity, subordination,
      common stock, etc.)

  (3) Date of Purchase                                03/22/2011

  (4) Date of Offering                                03/22/2011

  (5) Unit Price                                       $ 36.90

  (6) Principal Amount of Total Offering         $1,107,000,000.00

  (7) Underwriting Spread
      Dollars ($)                                      $1.11
      and
      Underwriting Spread
      Percentage (%)                                    3.000%

                                           BofA Merrill Lynch, Citi, J.P.
                                            Morgan, UBS Investment Bank,
                                            Wells Fargo, Credit Agricole
                                            CIB, Credit Suisse, Goldman,
  (8) Names of Syndicate Members            Sachs & Co., Morgan Stanley,
                                             BNY Mellon Capital Markets,
                                            LLC, KeyBanc Capital Markets,
                                           PNC Capital Markets LLC, Piper
                                            Jaffray, RBS, Scotia Capital,
                                             SunTrust Robinson Humphrey,
                                                 CSCA, Morgan Keegan
  (9) Dollar Amount of Purchase by the
      Portfolio                                    $1,921,752.00

 (10) % of Offering Purchased by
      Portfolio                                        0.1736%

 (11) % of Offering Purchased by
      Associated Accounts                              2.0264%

 (12) % of Portfolio Assets Applied to
      Purchase                                         0.3000%

 (13) Name(s) of Syndicate Members (s)
      from whom Purchased                           Merrill Lynch

 (14) Name of Affiliated Underwriter               Morgan Stanley



                                    PACIFIC SELECT FUND - REAL ESTATE PORTFOLIO
                                  REPORT PURSUANT TO RULE 10F-3 - QUARTER ENDED MARCH 31, 2011

[ ] Eligibility (check one): [X] registered public offering [ ] government security [ ] Eligible Municipal Security
                             [ ] Eligible Foreign Offering  [ ] Eligible Rule 144A Offering
Check if the following conditions have been met (and discuss any exceptions):

     [X]     The securities  were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other  purchaser  in the  offering or any  concurrent  offering  of the  securities
             (excepting,  in an Eligible Foreign Offering,  rights required by law to be granted to existing security holders) and
             (2) on or before the fourth day before termination, if a rights offering.

     [X]     The securities  were offered  pursuant to an  underwriting or similar  agreement  under which the  underwriters  were committed to purchase all the securities offered,  except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

     [X]     The  commission,  spread or  profit  was  reasonable  and fair in  relation  to that  being  received  by others  for underwriting  similar securities during a comparable period of time. If only one comparable security was reviewed for these purposes, we represent that we are not aware of any other comparable underwritings.

     [X]     Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

     [ ]     In the case of  Eligible  Municipal  Securities,  the issuer has been rated  investment  grade by at least one NRSRO, provided that, if the issuer or entity  supplying the funds from which the issue is to be paid has been in continuous operation for less than three years  (including the  operations of any  predecessors)  the securities  must have been rated within the top three rating categories by an NRSRO.

     [X]     Percentage of offering  purchased by the Portfolio  and other funds  advised by the same  investment  adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion,  did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified  institution buyers plus (2) principal amount of class in any concurrent  public offering;  (b) other securities,  25% of principal amount of offering of class.  Identify such other purchasers:

     [X]     The Portfolio did not purchase the securities  being offered  directly or indirectly from an Affiliated  Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction,  and, (b) in the case of Eligible Municipal Securities,  the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written  statements of issuer,  syndicate  manager,  or  underwriter  or seller of  securities  were relied upon to determine:
     [ ]     the securities were sold in an Eligible Rule 144A Offering;
     [X]     compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities  Purchased" complies with the
Fund's Rule 10f-3 Procedures.

Date: 5/17/11                                             Signed: /s/ TED BIGMAN
      -------                                                     ------------------------
                                                          Name:  Ted Bigman
                                                          Title: Managing Directof/Fund Manager

                              PACIFIC SELECT FUND
                         LONG/SHORT LARGE CAP PORTFOLIO
                               10f-3 TRANSACTIONS
                               QUARTER ENDED 1Q11

                ITEM                            SECURITIES PURCHASED
  ------------------------------------      -----------------------------------
  (1) Name of Issuer                              Fifth Third Bancorp

  (2) Description of Security (name,         FITB Secondary; Cusip 31677310
      coupon, maturity, subordination,
      common stock, etc.)

  (3) Date of Purchase                                  1/20/2011

  (4) Date of Offering                                  1/20/2011

  (5) Unit Price                                        $14.00

  (6) Principal Amount of Total                    $1,700,000,008.00
      Offering

  (7) Underwriting Spread
      Dollars ($)                                       $0.42
      and
      Underwriting Spread
      Percentage (%)                                     3.000%

  (8) Names of Syndicate Members           J.P. Morgan, Deutsche Bank Securities,
                                             Credit Suisse, Goldman Sachs & Co.,
                                            BofA Merrill Lynch, Citi, Keefe,
                                         Bruyette & Woods, Aladdin Capital LLC,
                                            Sandler O'Neill + Partners, L.P.

  (9) Dollar Amount of Purchase by
      the Portfolio                                  $1,012,200

 (10) % of Offering Purchased by
      Portfolio                                         0.06%

(11)  % of Offering Purchased by
      Associated Accounts                               4.79%

 (12) % of Portfolio Assets Applied to
      Purchase                                         0.1164%

 (13) Name(s) of Syndicate Members
      (s) from whom Purchased                  Deutsche Bank Securities

 (14) Name of Affiliated Underwriter          J.P. Morgan Securities Inc.



                                    PACIFIC SELECT FUND - LONG/SHORT LARGE CAP PORTFOLIO
                                  REPORT PURSUANT TO RULE 10F-3 - QUARTER ENDED MARCH 31, 2011

[ ] Eligibility (check one): [X] registered public offering [ ] government security [ ] Eligible Municipal Security
                             [ ] Eligible Foreign Offering  [ ] Eligible Rule 144A Offering
Check if the following conditions have been met (and discuss any exceptions):

     [X]     The securities  were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other  purchaser  in the  offering or any  concurrent  offering  of the  securities
             (excepting,  in an Eligible Foreign Offering,  rights required by law to be granted to existing security holders) and
             (2) on or before the fourth day before termination, if a rights offering.

     [X]     The securities  were offered  pursuant to an  underwriting or similar  agreement  under which the  underwriters  were committed to purchase all the securities offered,  except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

     [X]     The  commission,  spread or  profit  was  reasonable  and fair in  relation  to that  being  received  by others  for underwriting  similar securities during a comparable period of time. If only one comparable security was reviewed for these purposes, we represent that we are not aware of any other comparable underwritings.

     [X]     Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

     [ ]     In the case of  Eligible  Municipal  Securities,  the issuer has been rated  investment  grade by at least one NRSRO, provided that, if the issuer or entity  supplying the funds from which the issue is to be paid has been in continuous operation for less than three years  (including the  operations of any  predecessors)  the securities  must have been rated within the top three rating categories by an NRSRO.

     [X]     Percentage of offering  purchased by the Portfolio  and other funds  advised by the same  investment  adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion,  did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified  institution buyers plus (2) principal amount of class in any concurrent  public offering;  (b) other securities,  25% of principal amount of offering of class.  Identify such other purchasers:

     [X]     The Portfolio did not purchase the securities  being offered  directly or indirectly from an Affiliated  Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction,  and, (b) in the case of Eligible Municipal Securities,  the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written  statements of issuer,  syndicate  manager,  or  underwriter  or seller of  securities  were relied upon to determine:
     [ ]     the securities were sold in an Eligible Rule 144A Offering;
     [X]     compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities  Purchased" complies with the
Fund's Rule 10f-3 Procedures.

Date: 5/11/11                                             Signed: /s/ MADALINA BAL
      -------                                                     ------------------------
                                                          Name:  Madalina Bal
                                                          Title: Vice President

                              PACIFIC SELECT FUND
                         LONG/SHORT LARGE CAP PORTFOLIO
                               10f-3 TRANSACTIONS
                               QUARTER ENDED 1Q11


                  ITEM                           SECURITIES PURCHASED
  ----------------------------------------      -----------------------------------
  (1) Name of Issuer                                       MetLife, Inc.

  (2) Description of Security (name, coupon,       MET, Secondary; Cusip 59156R10
      maturity, subordination, common stock,
      etc.)

  (3) Date of Purchase                                        3/3/2011

  (4) Date of Offering                                        3/3/2011

  (5) Unit Price                                              $43.25

  (6) Principal Amount of Total Offering                 $6,349,520,044.00

  (7) Underwriting Spread
      Dollars ($)                                              $0.22
      and
      Underwriting Spread
      Percentage (%)
                                                               0.509%

  (8) Names of Syndicate Members               Goldman, Sachs & Co., Citi, Credit
                                                 Suisse, BofA Merrill Lynch, Barclays
                                              Capital, Deutsche Bank Securities, J.P.
                                                    Morgan, Morgan Stanley, UBS
                                                    Investment Bank, Wells Fargo
                                                   Securities, BNP Paribas, HSBC,
                                                Mizuho Securities USA Inc., Nomura,
                                                 Piper Jaffray, PNC Capital Markets
                                                   LLC, RBC Capital Markets, RBS,
                                                 Scotia Capital, Societe Generale,
                                                    SMBC Nikko, Cabrera Capital
                                                Markets, LLC, CastleOak Securities,
                                                 L.P., Guzman & Company, Lebenthal
                                               Capital Markets, Loop Capital Markets,
                                                 MFR Securities, Inc., M.R. Beal &
                                               Company, Ramirez & Co., Inc., Siebert
                                               Capital Markets, The Williams Capital
                                              Group, L.P., Toussaint Capital Partners,
                                                   LLC, Blaylock Robert Van, LLC

  (9) Dollar Amount of Purchase by the
      Portfolio                                             $5,319,750

 (10) % of Offering Purchased by Portfolio                    0.0838%

 (11) % of Offering Purchased by Associated
      Accounts                                                10.77%

 (12) % of Portfolio Assets Applied to
      Purchase                                               0.5978%

 (13) Name(s) of Syndicate Members (s)
      from whom Purchased                                 Goldman Sachs & Co.

 (14) Name of Affiliated Underwriter                J.P. Morgan Securities Inc.



                                    PACIFIC SELECT FUND - LONG/SHORT LARGE CAP PORTFOLIO
                                  REPORT PURSUANT TO RULE 10F-3 - QUARTER ENDED MARCH 31, 2011

[ ] Eligibility (check one): [X] registered public offering [ ] government security [ ] Eligible Municipal Security
                             [ ] Eligible Foreign Offering  [ ] Eligible Rule 144A Offering
Check if the following conditions have been met (and discuss any exceptions):

     [X]     The securities  were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other  purchaser  in the  offering or any  concurrent  offering  of the  securities
             (excepting,  in an Eligible Foreign Offering,  rights required by law to be granted to existing security holders) and
             (2) on or before the fourth day before termination, if a rights offering.

     [X]     The securities  were offered  pursuant to an  underwriting or similar  agreement  under which the  underwriters  were committed to purchase all the securities offered,  except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

     [X]     The  commission,  spread or  profit  was  reasonable  and fair in  relation  to that  being  received  by others  for underwriting  similar securities during a comparable period of time. If only one comparable security was reviewed for these purposes, we represent that we are not aware of any other comparable underwritings.

     [X]     Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

     [ ]     In the case of  Eligible  Municipal  Securities,  the issuer has been rated  investment  grade by at least one NRSRO, provided that, if the issuer or entity  supplying the funds from which the issue is to be paid has been in continuous operation for less than three years  (including the  operations of any  predecessors)  the securities  must have been rated within the top three rating categories by an NRSRO.

     [X]     Percentage of offering  purchased by the Portfolio  and other funds  advised by the same  investment  adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion,  did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified  institution buyers plus (2) principal amount of class in any concurrent  public offering;  (b) other securities,  25% of principal amount of offering of class.  Identify such other purchasers:

     [X]     The Portfolio did not purchase the securities  being offered  directly or indirectly from an Affiliated  Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction,  and, (b) in the case of Eligible Municipal Securities,  the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written  statements of issuer,  syndicate  manager,  or  underwriter  or seller of  securities  were relied upon to determine:
     [ ]     the securities were sold in an Eligible Rule 144A Offering;
     [X]     compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities  Purchased" complies with the
Fund's Rule 10f-3 Procedures.

Date: 5/11/11                                             Signed: /s/ MADALINA BAL
      -------                                                     ------------------------
                                                          Name:  Madalina Bal
                                                          Title: Vice President

                              PACIFIC SELECT FUND
                         LONG/SHORT LARGE CAP PORTFOLIO
                               10f-3 TRANSACTIONS
                               QUARTER ENDED 1Q11

                    ITEM                          SECURITIES PURCHASED
   ----------------------------------------    --------------------------------
  (1) Name of Issuer                                 EOG Resources, Inc.

  (2) Description of Security (name, coupon,    EOG, Secondary, Cusip 26875P10
      maturity, subordination, common
      stock, etc.)

  (3) Date of Purchase                                     3/1/2011

  (4) Date of Offering                                     3/1/2011

  (5) Unit Price                                           $105.50

  (6) Principal Amount of Total Offering              $1,244,900,000.00

  (7) Underwriting Spread
      Dollars ($)                                           $3.17
      and
      Underwriting Spread
      Percentage (%)                                        3.005%

  (8) Names of Syndicate Members                Goldman Sachs & Co., Barclays
                                                Capital, Allen & Company LLC,
                                              J.P. Morgan, RBC, Capital Markets

  (9) Dollar Amount of Purchase by the
      Portfolio                                          $3,006,750

 (10) % of Offering Purchased by Portfolio                   0.24%

 (11) % of Offering Purchased by Associated
      Accounts                                              4.54%

 (12) % of Portfolio Assets Applied to
      Purchase                                               0.35%

 (13) Name(s) of Syndicate Members (s)
      from whom Purchased                          Goldman Sachs & Co.,

 (14) Name of Affiliated Underwriter             J.P. Morgan Securities Inc.



                                    PACIFIC SELECT FUND - LONG/SHORT LARGE CAP PORTFOLIO
                                  REPORT PURSUANT TO RULE 10F-3 - QUARTER ENDED MARCH 31, 2011

[ ] Eligibility (check one): [X] registered public offering [ ] government security [ ] Eligible Municipal Security
                             [ ] Eligible Foreign Offering  [ ] Eligible Rule 144A Offering
Check if the following conditions have been met (and discuss any exceptions):

     [X]     The securities  were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other  purchaser  in the  offering or any  concurrent  offering  of the  securities
             (excepting,  in an Eligible Foreign Offering,  rights required by law to be granted to existing security holders) and
             (2) on or before the fourth day before termination, if a rights offering.

     [X]     The securities  were offered  pursuant to an  underwriting or similar  agreement  under which the  underwriters  were committed to purchase all the securities offered,  except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

     [X]     The  commission,  spread or  profit  was  reasonable  and fair in  relation  to that  being  received  by others  for underwriting  similar securities during a comparable period of time. If only one comparable security was reviewed for these purposes, we represent that we are not aware of any other comparable underwritings.

     [X]     Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

     [ ]     In the case of  Eligible  Municipal  Securities,  the issuer has been rated  investment  grade by at least one NRSRO, provided that, if the issuer or entity  supplying the funds from which the issue is to be paid has been in continuous operation for less than three years  (including the  operations of any  predecessors)  the securities  must have been rated within the top three rating categories by an NRSRO.

     [X]     Percentage of offering  purchased by the Portfolio  and other funds  advised by the same  investment  adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion,  did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified  institution buyers plus (2) principal amount of class in any concurrent  public offering;  (b) other securities,  25% of principal amount of offering of class.  Identify such other purchasers:

     [X]     The Portfolio did not purchase the securities  being offered  directly or indirectly from an Affiliated  Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction,  and, (b) in the case of Eligible Municipal Securities,  the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written  statements of issuer,  syndicate  manager,  or  underwriter  or seller of  securities  were relied upon to determine:
     [ ]     the securities were sold in an Eligible Rule 144A Offering;
     [X]     compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities  Purchased" complies with the
Fund's Rule 10f-3 Procedures.

Date: 5/11/11                                             Signed: /s/ MADALINA BAL
      -------                                                     ------------------------
                                                          Name:  Madalina Bal
                                                          Title: Vice President

                              PACIFIC SELECT FUND
                         LONG/SHORT LARGE CAP PORTFOLIO
                               10f-3 TRANSACTIONS
                               QUARTER ENDED 1Q11

                 ITEM                                 SECURITIES PURCHASED
  -------------------------------------       -----------------------------------
  (1) Name of Issuer                                     HCP, Inc.

  (2) Description of Security (name,          HCP, Secondary; Cusip 40414L10
      coupon, maturity, subordination,
      common stock, etc.)

  (3) Date of Purchase                                   3/22/2011

  (4) Date of Offering                                   3/22/2011

  (5) Unit Price                                          $ 36.90

  (6) Principal Amount of Total                     $1,107,000,000.00
      Offering

  (7) Underwriting Spread
      Dollars ($)                                         $1.11
      and
      Underwriting Spread
      Percentage (%)                                       3.008%

  (8) Names of Syndicate Members        BofA Merrill Lynch, Citi, J.P. Morgan, UBS
                                         Investment Bank, Wells Fargo Securities,
                                        Credit Agricole CIB, Credit Suisse, Goldman
                                          Sachs & Co., Morgan Stanley, BNY Mellon
                                          Capital Markets, LLC, KeyBanc Capital,
                                          PNC Capital Markets LLC, Piper Jaffray,
                                          RBS, Scotia Capital, SunTrust Robinson
                                               Humphrey, Morgan Keegan, CSCA

  (9) Dollar Amount of Purchase by the
      Portfolio                                        $904,050.00

 (10) % of Offering Purchased by
      Portfolio                                           0.0817%

 (11) % of Offering Purchased by
      Associated Accounts                                  2.42%

 (12) % of Portfolio Assets Applied to
      Purchase                                            0.1054%

 (13) Name(s) of Syndicate Members
      (s) from whom Purchased                     Merrill Lynch & Co. Inc.

 (14) Name of Affiliated Underwriter            J.P. Morgan Securities Inc.


Revised August 31, 2009



                                    PACIFIC SELECT FUND - LONG/SHORT LARGE CAP PORTFOLIO
                                  REPORT PURSUANT TO RULE 10F-3 - QUARTER ENDED MARCH 31, 2011

[ ] Eligibility (check one): [X] registered public offering [ ] government security [ ] Eligible Municipal Security
                             [ ] Eligible Foreign Offering  [ ] Eligible Rule 144A Offering
Check if the following conditions have been met (and discuss any exceptions):

     [X]     The securities  were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other  purchaser  in the  offering or any  concurrent  offering  of the  securities
             (excepting,  in an Eligible Foreign Offering,  rights required by law to be granted to existing security holders) and
             (2) on or before the fourth day before termination, if a rights offering.

     [X]     The securities  were offered  pursuant to an  underwriting or similar  agreement  under which the  underwriters  were committed to purchase all the securities offered,  except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

     [X]     The  commission,  spread or  profit  was  reasonable  and fair in  relation  to that  being  received  by others  for underwriting  similar securities during a comparable period of time. If only one comparable security was reviewed for these purposes, we represent that we are not aware of any other comparable underwritings.

     [X]     Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

     [ ]     In the case of  Eligible  Municipal  Securities,  the issuer has been rated  investment  grade by at least one NRSRO, provided that, if the issuer or entity  supplying the funds from which the issue is to be paid has been in continuous operation for less than three years  (including the  operations of any  predecessors)  the securities  must have been rated within the top three rating categories by an NRSRO.

     [X]     Percentage of offering  purchased by the Portfolio  and other funds  advised by the same  investment  adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion,  did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified  institution buyers plus (2) principal amount of class in any concurrent  public offering;  (b) other securities,  25% of principal amount of offering of class.  Identify such other purchasers:

     [X]     The Portfolio did not purchase the securities  being offered  directly or indirectly from an Affiliated  Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction,  and, (b) in the case of Eligible Municipal Securities,  the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written  statements of issuer,  syndicate  manager,  or  underwriter  or seller of  securities  were relied upon to determine:
     [ ]     the securities were sold in an Eligible Rule 144A Offering;
     [X]     compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities  Purchased" complies with the
Fund's Rule 10f-3 Procedures.

Date: 5/11/11                                             Signed: /s/ MADALINA BAL
      -------                                                     ------------------------
                                                          Name:  Madalina Bal
                                                          Title: Vice President

               PACIFIC SELECT FUND - PSF MID CAP GROWTH PORTFOLIO
                         REPORT PURSUANT TO RULE 10F-3
                          QUARTER ENDED JUNE 30, 2011


         ITEM                              SECURITIES PURCHASED
-------------------------------------      ----------------------------
(1)      Name of Issuer                    Renren Inc.
(2)      Description of Security           Common stock
         (name, coupon, maturity,
         subordination, common
         stock, etc.)
(3)      Date of Purchase                  05/04/2011
(4)      Date of Offering                  05/04/2011
(5)      Unit Price                        $ 14.00
(6)      Principal Amount of Total         $ 743,400,000.00
         Offering
(7)      Underwriting Spread:
         Dollars ($)                       $ 0.84
         Percent (%)                       6.00%
(8)      Names of Syndicate                Morgan Stanley, Deutsche
         Members                           Bank Securities, Credit
                                           Suisse, BofA Merrill
                                           Lynch, Jefferies, Pacific
                                           Crest Securities,
                                           Oppenheimer & Co.
(9)      Dollar Amount of                  $  1,342,852.00
         Purchase by the Portfolio
(10)     % of Offering Purchased           0.1806%
         by Portfolio
(11)     % of Offering Purchased           1.7026%
         by Associated Accounts
(12)     % of Portfolio Assets             0.1000%
         Applied to Purchase
(13)     Name(s) of Syndicate              Deutsche Bank
         Members (s) from whom
         Purchased
(14)     Name of Affiliated                Morgan Stanley
         Underwriter




                                    PACIFIC SELECT FUND - MID-CAP GROWTH PORTFOLIO
                                  REPORT PURSUANT TO RULE 10F-3 - QUARTER ENDED JUNE 30, 2011

[ ] Eligibility (check one): [X] registered public offering [ ] government security [ ] Eligible Municipal Security
                             [ ] Eligible Foreign Offering  [ ] Eligible Rule 144A Offering
Check if the following conditions have been met (and discuss any exceptions):

     [X]     The securities  were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other  purchaser  in the  offering or any  concurrent  offering  of the  securities
             (excepting,  in an Eligible Foreign Offering,  rights required by law to be granted to existing security holders) and
             (2) on or before the fourth day before termination, if a rights offering.

     [X]     The securities  were offered  pursuant to an  underwriting or similar  agreement  under which the  underwriters  were committed to purchase all the securities offered,  except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

     [X]     The  commission,  spread or  profit  was  reasonable  and fair in  relation  to that  being  received  by others  for underwriting  similar securities during a comparable period of time. If only one comparable security was reviewed for these purposes, we represent that we are not aware of any other comparable underwritings.

     [X]     Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

     [ ]     In the case of  Eligible  Municipal  Securities,  the issuer has been rated  investment  grade by at least one NRSRO, provided that, if the issuer or entity  supplying the funds from which the issue is to be paid has been in continuous operation for less than three years  (including the  operations of any  predecessors)  the securities  must have been rated within the top three rating categories by an NRSRO.

     [X]     Percentage of offering  purchased by the Portfolio  and other funds  advised by the same  investment  adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion,  did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified  institution buyers plus (2) principal amount of class in any concurrent  public offering;  (b) other securities,  25% of principal amount of offering of class.  Identify such other purchasers:

     [X]     The Portfolio did not purchase the securities  being offered  directly or indirectly from an Affiliated  Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction,  and, (b) in the case of Eligible Municipal Securities,  the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written  statements of issuer,  syndicate  manager,  or  underwriter  or seller of  securities  were relied upon to determine:
     [ ]     the securities were sold in an Eligible Rule 144A Offering;
     [X]     compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities  Purchased" complies with the
Fund's Rule 10f-3 Procedures.

Date: 6/21/11                                             Signed: /s/ DAVID COHEN
      -------                                                     ------------------------
                                                          Name:  David Cohen
                                                          Title: Managing Directof/Portfolio Manager

               PACIFIC SELECT FUND - PSF MID CAP GROWTH PORTFOLIO
                         REPORT PURSUANT TO RULE 10F-3
                          QUARTER ENDED JUNE 30, 2011


       ITEM                               SECURITIES PURCHASED
-------------------------------------     ----------------------------
(1)    Name of Issuer                     LinkedIn Corporation
(2)    Description of Security            Common stock
       (name, coupon,
       maturity, subordination,
       common stock, etc.)
(3)    Date of Purchase                   05/18/2011
(4)    Date of Offering                   05/18/2011
(5)    Unit Price                         $ 45.00
(6)    Principal Amount of                $ 352,800,000.00
       Total Offering
(7)    Underwriting Spread:
       Dollars ($)                        $ 3.15
       Percent (%)                        7.00%
(8)    Names of Syndicate                 Morgan Stanley, BofA
       Members                            Merrill Lynch, J.P. Morgan,
                                          Allen & Company LLC,
                                          UBS Investment Bank
(9)    Dollar Amount of                   $ 1,840,005.00
       Purchase by the
       Portfolio
(10)   % of Offering                      0.5215%
       Purchased by Portfolio
(11)   % of Offering                      5.8561%
       Purchased by Associated Accounts
(12)   % of Portfolio Assets              0.1400%
       Applied to Purchase
(13)   Name(s) of Syndicate               JP Morgan
       Members (s) from whom Purchased
(14)   Name of Affiliated                 Morgan Stanley
       Underwriter




                                    PACIFIC SELECT FUND - MID-CAP GROWTH PORTFOLIO
                                  REPORT PURSUANT TO RULE 10F-3 - QUARTER ENDED JUNE 30, 2011

[ ] Eligibility (check one): [X] registered public offering [ ] government security [ ] Eligible Municipal Security
                             [ ] Eligible Foreign Offering  [ ] Eligible Rule 144A Offering
Check if the following conditions have been met (and discuss any exceptions):

     [X]     The securities  were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other  purchaser  in the  offering or any  concurrent  offering  of the  securities
             (excepting,  in an Eligible Foreign Offering,  rights required by law to be granted to existing security holders) and
             (2) on or before the fourth day before termination, if a rights offering.

     [X]     The securities  were offered  pursuant to an  underwriting or similar  agreement  under which the  underwriters  were committed to purchase all the securities offered,  except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

     [X]     The  commission,  spread or  profit  was  reasonable  and fair in  relation  to that  being  received  by others  for underwriting  similar securities during a comparable period of time. If only one comparable security was reviewed for these purposes, we represent that we are not aware of any other comparable underwritings.

     [X]     Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

     [ ]     In the case of  Eligible  Municipal  Securities,  the issuer has been rated  investment  grade by at least one NRSRO, provided that, if the issuer or entity  supplying the funds from which the issue is to be paid has been in continuous operation for less than three years  (including the  operations of any  predecessors)  the securities  must have been rated within the top three rating categories by an NRSRO.

     [X]     Percentage of offering  purchased by the Portfolio  and other funds  advised by the same  investment  adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion,  did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified  institution buyers plus (2) principal amount of class in any concurrent  public offering;  (b) other securities,  25% of principal amount of offering of class.  Identify such other purchasers:

     [X]     The Portfolio did not purchase the securities  being offered  directly or indirectly from an Affiliated  Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction,  and, (b) in the case of Eligible Municipal Securities,  the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written  statements of issuer,  syndicate  manager,  or  underwriter  or seller of  securities  were relied upon to determine:
     [ ]     the securities were sold in an Eligible Rule 144A Offering;
     [X]     compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities  Purchased" complies with the
Fund's Rule 10f-3 Procedures.

Date: 6/21/11                                             Signed: /s/ DAVID COHEN
      -------                                                     ------------------------
                                                          Name:  David Cohen
                                                          Title: Managing Directof/Portfolio Manager

               PACIFIC SELECT FUND - PSF MID CAP GROWTH PORTFOLIO
                         REPORT PURSUANT TO RULE 10F-3
                          QUARTER ENDED JUNE 30, 2011

         ITEM                             SECURITIES PURCHASED
-------------------------------------     ----------------------------
(1)    Name of Issuer                     Yandex N.V.
(2)    Description of Security (name,     Common stock
       coupon, maturity, subordination,
       common stock, etc.)
(3)    Date of Purchase                   05/24/2011
(4)    Date of Offering                   05/24/2011
(5)    Unit Price                         $ 25.00
(6)    Principal Amount of Total          $ 1,304,352,200.00
       Offering
(7)    Underwriting Spread:
       Dollars ($)                        $ 1.25
       Percent (%)                        5.00%
(8)    Names of Syndicate Members         Morgan Stanley, Deutsche
                                          Bank Securities, Goldman,
                                          Sachs & Co., Piper Jaffray,
                                          Pacific Crest Securities
(9)    Dollar Amount of Purchase by       $ 2,834,525.00
       the Portfolio
(10)   % of Offering Purchased by         0.2173%
       Portfolio
(11)   % of Offering Purchased by         3.9994%
       Associated Accounts
(12)   % of Portfolio Assets Applied to   0.2100%
       Purchase
(13)   Name(s) of Syndicate Members       Deutsche Bank
       (s) from whom Purchased
(14)   Name of Affiliated Underwriter     Morgan Stanley



                                    PACIFIC SELECT FUND - MID-CAP GROWTH PORTFOLIO
                                  REPORT PURSUANT TO RULE 10F-3 - QUARTER ENDED JUNE 30, 2011

[ ] Eligibility (check one): [X] registered public offering [ ] government security [ ] Eligible Municipal Security
                             [ ] Eligible Foreign Offering  [ ] Eligible Rule 144A Offering
Check if the following conditions have been met (and discuss any exceptions):

     [X]     The securities  were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other  purchaser  in the  offering or any  concurrent  offering  of the  securities
             (excepting,  in an Eligible Foreign Offering,  rights required by law to be granted to existing security holders) and
             (2) on or before the fourth day before termination, if a rights offering.

     [X]     The securities  were offered  pursuant to an  underwriting or similar  agreement  under which the  underwriters  were committed to purchase all the securities offered,  except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

     [X]     The  commission,  spread or  profit  was  reasonable  and fair in  relation  to that  being  received  by others  for underwriting  similar securities during a comparable period of time. If only one comparable security was reviewed for these purposes, we represent that we are not aware of any other comparable underwritings.

     [X]     Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

     [ ]     In the case of  Eligible  Municipal  Securities,  the issuer has been rated  investment  grade by at least one NRSRO, provided that, if the issuer or entity  supplying the funds from which the issue is to be paid has been in continuous operation for less than three years  (including the  operations of any  predecessors)  the securities  must have been rated within the top three rating categories by an NRSRO.

     [X]     Percentage of offering  purchased by the Portfolio  and other funds  advised by the same  investment  adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion,  did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified  institution buyers plus (2) principal amount of class in any concurrent  public offering;  (b) other securities,  25% of principal amount of offering of class.  Identify such other purchasers:

     [X]     The Portfolio did not purchase the securities  being offered  directly or indirectly from an Affiliated  Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction,  and, (b) in the case of Eligible Municipal Securities,  the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written  statements of issuer,  syndicate  manager,  or  underwriter  or seller of  securities  were relied upon to determine:
     [ ]     the securities were sold in an Eligible Rule 144A Offering;
     [X]     compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities  Purchased" complies with the
Fund's Rule 10f-3 Procedures.

Date: 6/21/11                                             Signed: /s/ DAVID COHEN
      -------                                                     ------------------------
                                                          Name:  David Cohen
                                                          Title: Managing Directof/Portfolio Manager

                 PACIFIC SELECT FUND- PSF REAL ESTATE PORTFOLIO
                         REPORT PURSUANT TO RULE 10F-3
                          QUARTER ENDED JUNE 30, 2011


         ITEM                               SECURITIES PURCHASED
-------------------------------------       ----------------------------
(1)    Name of Issuer                       Hudson Pacific Properties, Inc.
(2)    Description of Security (name,       Common stock
       coupon, maturity, subordination,
       common stock, etc.)
(3)    Date of Purchase                     04/27/2011
(4)    Date of Offering                     04/27/2011
(5)    Unit Price                           $ 14.62
(6)    Principal Amount of Total Offering   $ 101,609,000.00
(7)    Underwriting Spread:
       Dollars ($)                          $ 0.73
       Percent (%)                          5.00%
(8)    Names of Syndicate Members           BofA Merrill Lynch, Barclays
                                            Capital, Morgan Stanley, Wells
                                            Fargo Securities, KeyBanc Capital
                                            Markets

(9)    Dollar Amount of Purchase by the     $ 1,261,852.00
       Portfolio
(10)   % of Offering Purchased by           1.2419%
       Portfolio
(11)   % of Offering Purchased by           9.1898%
       Associated Accounts
(12)   % of Portfolio Assets Applied to     0.1800%
       Purchase
(13)   Name(s) of Syndicate Members (s)     Barclays Capital
       from whom Purchased
(14)   Name of Affiliated Underwriter       Morgan Stanley



                                    PACIFIC SELECT FUND - REAL ESTATE PORTFOLIO
                                  REPORT PURSUANT TO RULE 10F-3 - QUARTER ENDED JUNE 30, 2011

[ ] Eligibility (check one): [X] registered public offering [ ] government security [ ] Eligible Municipal Security
                             [ ] Eligible Foreign Offering  [ ] Eligible Rule 144A Offering
Check if the following conditions have been met (and discuss any exceptions):

     [X]     The securities  were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other  purchaser  in the  offering or any  concurrent  offering  of the  securities
             (excepting,  in an Eligible Foreign Offering,  rights required by law to be granted to existing security holders) and
             (2) on or before the fourth day before termination, if a rights offering.

     [X]     The securities  were offered  pursuant to an  underwriting or similar  agreement  under which the  underwriters  were committed to purchase all the securities offered,  except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

     [X]     The  commission,  spread or  profit  was  reasonable  and fair in  relation  to that  being  received  by others  for underwriting  similar securities during a comparable period of time. If only one comparable security was reviewed for these purposes, we represent that we are not aware of any other comparable underwritings.

     [X]     Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

     [ ]     In the case of  Eligible  Municipal  Securities,  the issuer has been rated  investment  grade by at least one NRSRO, provided that, if the issuer or entity  supplying the funds from which the issue is to be paid has been in continuous operation for less than three years  (including the  operations of any  predecessors)  the securities  must have been rated within the top three rating categories by an NRSRO.

     [X]     Percentage of offering  purchased by the Portfolio  and other funds  advised by the same  investment  adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion,  did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified  institution buyers plus (2) principal amount of class in any concurrent  public offering;  (b) other securities,  25% of principal amount of offering of class.  Identify such other purchasers:

     [X]     The Portfolio did not purchase the securities  being offered  directly or indirectly from an Affiliated  Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction,  and, (b) in the case of Eligible Municipal Securities,  the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written  statements of issuer,  syndicate  manager,  or  underwriter  or seller of  securities  were relied upon to determine:
     [ ]     the securities were sold in an Eligible Rule 144A Offering;
     [X]     compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities  Purchased" complies with the
Fund's Rule 10f-3 Procedures.

Date: 7/12/11                                             Signed: /s/ TED BIGMAN
      -------                                                     ------------------------
                                                          Name:  Ted Bigman
                                                          Title: Managing Directof/Portfolio Manager

                 PACIFIC SELECT FUND- PSF REAL ESTATE PORTFOLIO
                         REPORT PURSUANT TO RULE 10F-3
                          QUARTER ENDED JUNE 30, 2011


         ITEM                                   SECURITIES PURCHASED
-------------------------------------           ----------------------------
(1)      Name of Issuer                         Equity Lifestyle Properties, Inc.
(2)      Description of Security (name,         Common stock
         coupon, maturity, subordination,
         common stock, etc.)
(3)      Date of Purchase                       06/02/2011
(4)      Date of Offering                       06/01/2011
(5)      Unit Price                             $  59.50
(6)      Principal Amount of Total              $  312,375,000.00
         Offering
(7)      Underwriting Spread:
         Dollars ($)                            $  2.38
         Percent (%)                            4.00%
(8)      Names of Syndicate Members             Goldman, Sachs & Co., BofA
                                                Merrill Lynch, Morgan Stanley,
                                                RBC Capital Markets, Wells Fargo
                                                Securities, Keefe, Bruyette &
                                                Woods, Piper Jaffray, RBS
(9)      Dollar Amount of Purchase by           $  2,324,665.00
         the Portfolio
(10)     % of Offering Purchased by             0.7442%
         Portfolio
(11)     % of Offering Purchased by             6.8748%
         Associated Accounts
(12)     % of Portfolio Assets Applied to       0.3500%
         Purchase
(13)     Name(s) of Syndicate Members           Goldman Sachs
         (s) from whom Purchased
(14)     Name of Affiliated Underwriter         Morgan Stanley



                                    PACIFIC SELECT FUND - REAL ESTATE PORTFOLIO
                                  REPORT PURSUANT TO RULE 10F-3 - QUARTER ENDED JUNE 30, 2011

[ ] Eligibility (check one): [X] registered public offering [ ] government security [ ] Eligible Municipal Security
                             [ ] Eligible Foreign Offering  [ ] Eligible Rule 144A Offering
Check if the following conditions have been met (and discuss any exceptions):

     [X]     The securities  were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other  purchaser  in the  offering or any  concurrent  offering  of the  securities
             (excepting,  in an Eligible Foreign Offering,  rights required by law to be granted to existing security holders) and
             (2) on or before the fourth day before termination, if a rights offering.

     [X]     The securities  were offered  pursuant to an  underwriting or similar  agreement  under which the  underwriters  were committed to purchase all the securities offered,  except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

     [X]     The  commission,  spread or  profit  was  reasonable  and fair in  relation  to that  being  received  by others  for underwriting  similar securities during a comparable period of time. If only one comparable security was reviewed for these purposes, we represent that we are not aware of any other comparable underwritings.

     [X]     Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

     [ ]     In the case of  Eligible  Municipal  Securities,  the issuer has been rated  investment  grade by at least one NRSRO, provided that, if the issuer or entity  supplying the funds from which the issue is to be paid has been in continuous operation for less than three years  (including the  operations of any  predecessors)  the securities  must have been rated within the top three rating categories by an NRSRO.

     [X]     Percentage of offering  purchased by the Portfolio  and other funds  advised by the same  investment  adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion,  did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified  institution buyers plus (2) principal amount of class in any concurrent  public offering;  (b) other securities,  25% of principal amount of offering of class.  Identify such other purchasers:

     [X]     The Portfolio did not purchase the securities  being offered  directly or indirectly from an Affiliated  Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction,  and, (b) in the case of Eligible Municipal Securities,  the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written  statements of issuer,  syndicate  manager,  or  underwriter  or seller of  securities  were relied upon to determine:
     [ ]     the securities were sold in an Eligible Rule 144A Offering;
     [X]     compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities  Purchased" complies with the
Fund's Rule 10f-3 Procedures.

Date: 7/12/11                                             Signed: /s/ TED BIGMAN
      -------                                                     ------------------------
                                                          Name:  Ted Bigman
                                                          Title: Managing Directof/Portfolio Manager

            PACIFIC SELECT FUND- PSF LONG/SHORT LARGE CAP PORTFOLIO
                               10F-3 TRANSACTIONS
                          QUARTER ENDED JUNE 30, 2011


         ITEM                                   SECURITIES PURCHASED
-------------------------------------           ----------------------------
(1)      Name of Issuer                         PPL Corporation
(2)      Description of Security (name,         PPL Secondary; Cusip 69351T10
         coupon, maturity, subordination,
         common stock, etc.)
(3)      Date of Purchase                       4/11/2011
(4)      Date of Offering                       4/11/2011
(5)      Unit Price                             $ 25.30
(6)      Principal Amount of Total              $ 2,024,000,000.00
         Offering
(7)      Underwriting Spread:
         Dollars ($)                            $ 0.76
         Percent (%)                            3.00%
(8)      Names of Syndicate Members             BofA Merrill Lynch, Credit Suisse,
                                                Barclays Capital, Morgan Stanley,
                                                Wells Fargo Securities,BNP PARIBAS,
                                                Credit Agricole, CIB, J.P. Morgan
                                                Mizuho Securities, RBC Capital
                                                Markets, Scotia Capital,
                                                UBS Investment Bank, BNY Mellon
                                                Capital Markets,LLC, Citi, Deutsche
                                                Bank Securities, Goldman, Sachs & Co.
                                                KeyBanc Capital Markets, Mitsubishi
                                                UFJ Securities, Piper Jaffray, PNC
                                                Capital Markets LLC, RBS Santander,
                                                SunTrust Robinson Humphrey, The
                                                Williams Capital Group,L.P.
(9)      Dollar Amount of Purchase by           $ 862,730.00
         the Portfolio
(10)     % of Offering Purchased by             0.04%
         Portfolio
(11)     % of Offering Purchased by             1.38%
         Associated Accounts
(12)     % of Portfolio Assets Applied to       0.10%
         Purchase
(13)     Name(s) of Syndicate Members           Credit Suisse Securities
         (s) from whom Purchased
(14)     Name of Affiliated Underwriter         J.P. Morgan Securities Inc.




                                    PACIFIC SELECT FUND - LONG/SHORT LARGE CAP PORTFOLIO
                                  REPORT PURSUANT TO RULE 10F-3 - QUARTER ENDED JUNE 30, 2011

[ ] Eligibility (check one): [X] registered public offering [ ] government security [ ] Eligible Municipal Security
                             [ ] Eligible Foreign Offering  [ ] Eligible Rule 144A Offering
Check if the following conditions have been met (and discuss any exceptions):

     [X]     The securities  were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other  purchaser  in the  offering or any  concurrent  offering  of the  securities
             (excepting,  in an Eligible Foreign Offering,  rights required by law to be granted to existing security holders) and
             (2) on or before the fourth day before termination, if a rights offering.

     [X]     The securities  were offered  pursuant to an  underwriting or similar  agreement  under which the  underwriters  were committed to purchase all the securities offered,  except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

     [X]     The  commission,  spread or  profit  was  reasonable  and fair in  relation  to that  being  received  by others  for underwriting  similar securities during a comparable period of time. If only one comparable security was reviewed for these purposes, we represent that we are not aware of any other comparable underwritings.

     [X]     Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

     [ ]     In the case of  Eligible  Municipal  Securities,  the issuer has been rated  investment  grade by at least one NRSRO, provided that, if the issuer or entity  supplying the funds from which the issue is to be paid has been in continuous operation for less than three years  (including the  operations of any  predecessors)  the securities  must have been rated within the top three rating categories by an NRSRO.

     [X]     Percentage of offering  purchased by the Portfolio  and other funds  advised by the same  investment  adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion,  did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified  institution buyers plus (2) principal amount of class in any concurrent  public offering;  (b) other securities,  25% of principal amount of offering of class.  Identify such other purchasers:

     [X]     The Portfolio did not purchase the securities  being offered  directly or indirectly from an Affiliated  Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction,  and, (b) in the case of Eligible Municipal Securities,  the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written  statements of issuer,  syndicate  manager,  or  underwriter  or seller of  securities  were relied upon to determine:
     [ ]     the securities were sold in an Eligible Rule 144A Offering;
     [X]     compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities  Purchased" complies with the
Fund's Rule 10f-3 Procedures.

Date: 7/27/11                                             Signed: /s/ MADALINA BAL
      -------                                                     ------------------------
                                                          Name:  Madalina Bal
                                                          Title: Vice President

            PACIFIC SELECT FUND- PSF LONG/SHORT LARGE CAP PORTFOLIO
                               10F-3 TRANSACTIONS
                          QUARTER ENDED JUNE 30, 2011


           ITEM                                       SECURITIES PURCHASED
-------------------------------------                 ----------------------------
(1)        Name of Issuer                             Freescale Semiconductor
                                                      Holdings I, Ltd.
(2)        Description of Security (name,             FSL IPO; Cusip G3727Q10
           coupon, maturity, subordination,
           common stock, etc.)
(3)        Date of Purchase                           5/25/2011
(4)        Date of Offering                           5/25/2011
(5)        Unit Price                                 $ 18.00
(6)        Principal Amount of Total Offering         $ 783,000,000.00
(7)        Underwriting Spread:
           Dollars ($)                                $ 0.81
           Percent (%)                                4.50%
(8)        Names of Syndicate Members                 Citi, Deutsche Bank Securities,
                                                      Barclays Capital, Credit Suisse,
                                                      J.P. Morgan, Goldman, Sachs
                                                      & Co., RBC Capital Markets,
                                                      UBS Investment Bank, Sanford
                                                      C. Bernstein, Gleacher &
                                                      Company, Oppenheimer &
                                                      Co., Pacific Crest Securities,
                                                      Piper Jaffray

(9)        Dollar Amount of Purchase by the           $ 3,652,200.00
           Portfolio
(10)       % of Offering Purchased by Portfolio       0.47%
(11)       % of Offering Purchased by                 11.83%
           Associated Accounts
(12)       % of Portfolio Assets Applied to           0.43%
           Purchase
(13)       Name(s) of Syndicate Members (s)           Deutsche Bank Securities
           from whom Purchased
(14)       Name of Affiliated Underwriter             J.P. Morgan Securities Inc.



                                    PACIFIC SELECT FUND - LONG/SHORT LARGE CAP PORTFOLIO
                                  REPORT PURSUANT TO RULE 10F-3 - QUARTER ENDED JUNE 30, 2011

[ ] Eligibility (check one): [X] registered public offering [ ] government security [ ] Eligible Municipal Security
                             [ ] Eligible Foreign Offering  [ ] Eligible Rule 144A Offering
Check if the following conditions have been met (and discuss any exceptions):

     [X]     The securities  were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other  purchaser  in the  offering or any  concurrent  offering  of the  securities
             (excepting,  in an Eligible Foreign Offering,  rights required by law to be granted to existing security holders) and
             (2) on or before the fourth day before termination, if a rights offering.

     [X]     The securities  were offered  pursuant to an  underwriting or similar  agreement  under which the  underwriters  were committed to purchase all the securities offered,  except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

     [X]     The  commission,  spread or  profit  was  reasonable  and fair in  relation  to that  being  received  by others  for underwriting  similar securities during a comparable period of time. If only one comparable security was reviewed for these purposes, we represent that we are not aware of any other comparable underwritings.

     [X]     Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

     [ ]     In the case of  Eligible  Municipal  Securities,  the issuer has been rated  investment  grade by at least one NRSRO, provided that, if the issuer or entity  supplying the funds from which the issue is to be paid has been in continuous operation for less than three years  (including the  operations of any  predecessors)  the securities  must have been rated within the top three rating categories by an NRSRO.

     [X]     Percentage of offering  purchased by the Portfolio  and other funds  advised by the same  investment  adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion,  did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified  institution buyers plus (2) principal amount of class in any concurrent  public offering;  (b) other securities,  25% of principal amount of offering of class.  Identify such other purchasers:

     [X]     The Portfolio did not purchase the securities  being offered  directly or indirectly from an Affiliated  Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction,  and, (b) in the case of Eligible Municipal Securities,  the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written  statements of issuer,  syndicate  manager,  or  underwriter  or seller of  securities  were relied upon to determine:
     [ ]     the securities were sold in an Eligible Rule 144A Offering;
     [X]     compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities  Purchased" complies with the
Fund's Rule 10f-3 Procedures.

Date: 7/27/11                                             Signed: /s/ MADALINA BAL
      -------                                                     ------------------------
                                                          Name:  Madalina Bal
                                                          Title: Vice President

             PACIFIC SELECT FUND-PSF LONG/SHORT LARGE CAP PORTFOLIO
                               10F-3 TRANSACTIONS
                          QUARTER ENDED JUNE 30, 2011


           ITEM                                         SECURITIES PURCHASED
-------------------------------------                   ----------------------------
(1)        Name of Issuer                               Prologis, Inc.
(2)        Description of Security (name, coupon,       PLD Secondary; Cusip 74340W10
           maturity, subordination, common
           stock, etc.)
(3)        Date of Purchase                             6/23/2011
(4)        Date of Offering                             6/23/2011
(5)        Unit Price                                   $ 45.00
(6)        Principal Amount of Total Offering           $ 1,005,000,000.00
(7)        Underwriting Spread:
           Dollars ($)                                  $ 3.15
           Percent (%)                                  7.00%
(8)        Names of Syndicate Members                   BofA Merrill Lynch, J.P. Morgan,
                                                        Citi, Deutsche Bank Securities,
                                                        Goldman, Sachs & Co., Morgan
                                                        Stanley, ING, RBC Capital
                                                        Markets, RBS, SMBC Nikko,
                                                        Credit Agricole CIB, Credit Suisse,
                                                        HSBC, Scotia Capital, BBVA,
                                                        Mitsubishi UFJ Securities, PNC
                                                        Capital Markets LLC, Piper Jaffray
(9)        Dollar Amount of Purchase by the             $ 1,142,350.00
           Portfolio
(10)       % of Offering Purchased by Portfolio         0.11%
(11)       % of Offering Purchased by Associated        5.06%
           Accounts
(12)       % of Portfolio Assets Applied to             0.14%
           Purchase
(13)       Name(s) of Syndicate Members (s)             Merill Lynch & Co Inc.
           from whom Purchased
(14)       Name of Affiliated Underwriter               J.P. Morgan Securities Inc.



                                    PACIFIC SELECT FUND - LONG/SHORT LARGE CAP PORTFOLIO
                                  REPORT PURSUANT TO RULE 10F-3 - QUARTER ENDED JUNE 30, 2011

[ ] Eligibility (check one): [X] registered public offering [ ] government security [ ] Eligible Municipal Security
                             [ ] Eligible Foreign Offering  [ ] Eligible Rule 144A Offering
Check if the following conditions have been met (and discuss any exceptions):

     [X]     The securities  were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other  purchaser  in the  offering or any  concurrent  offering  of the  securities
             (excepting,  in an Eligible Foreign Offering,  rights required by law to be granted to existing security holders) and
             (2) on or before the fourth day before termination, if a rights offering.

     [X]     The securities  were offered  pursuant to an  underwriting or similar  agreement  under which the  underwriters  were committed to purchase all the securities offered,  except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

     [X]     The  commission,  spread or  profit  was  reasonable  and fair in  relation  to that  being  received  by others  for underwriting  similar securities during a comparable period of time. If only one comparable security was reviewed for these purposes, we represent that we are not aware of any other comparable underwritings.

     [X]     Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

     [ ]     In the case of  Eligible  Municipal  Securities,  the issuer has been rated  investment  grade by at least one NRSRO, provided that, if the issuer or entity  supplying the funds from which the issue is to be paid has been in continuous operation for less than three years  (including the  operations of any  predecessors)  the securities  must have been rated within the top three rating categories by an NRSRO.

     [X]     Percentage of offering  purchased by the Portfolio  and other funds  advised by the same  investment  adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion,  did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified  institution buyers plus (2) principal amount of class in any concurrent  public offering;  (b) other securities,  25% of principal amount of offering of class.  Identify such other purchasers:

     [X]     The Portfolio did not purchase the securities  being offered  directly or indirectly from an Affiliated  Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction,  and, (b) in the case of Eligible Municipal Securities,  the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written  statements of issuer,  syndicate  manager,  or  underwriter  or seller of  securities  were relied upon to determine:
     [ ]     the securities were sold in an Eligible Rule 144A Offering;
     [X]     compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities  Purchased" complies with the
Fund's Rule 10f-3 Procedures.

Date: 7/27/11                                             Signed: /s/ MADALINA BAL
      -------                                                     ------------------------
                                                          Name:  Madalina Bal
                                                          Title: Vice President

              PACIFIC SELECT FUND - PSF LARGE-CAP GROWTH PORTFOLIO
                         REPORT PURSUANT TO RULE 10F-3
                          QUARTER ENDED JUNE 30, 2011


           ITEM                              SECURITIES PURCHASED
-------------------------------------        ----------------------------
(1)        Name of Issuer                    LinkedIn Corporation - A
(2)        Description of Security           Common Stock
           (name, coupon, maturity,
           subordination, common
           stock, etc.)
(3)        Date of Purchase                  5/18/2011
(4)        Date of Offering                  5/18/2011
(5)        Unit Price                        $ 45.00
(6)        Principal Amount of               $ 352,800,000.00
           Total Offering
(7)        Underwriting Spread:
           Dollars ($)                       $ 3.15
           Percent (%)                       7.00%
(8)        Names of Syndicate                Morgan Stanley, BOA
           Members                           Merrill Lynch, JP Morgan,
                                             Allen & Company LLC,
                                             UBS Investment Bank,
                                             Allen & Company LLC,
                                             UBS Investment Bank
(9)        Dollar Amount of                  $ 720,000.00
           Purchase by the Portfolio
(10)       % of Offering Purchased           0.20%
           by Portfolio
(11)       % of Offering Purchased           0.89%
           by Associated Accounts
(12)       % of Portfolio Assets             0.05%
           Applied to Purchase
(13)       Name(s) of Syndicate              Morgan Stanley & Co
           Members (s) from whom
           Purchased
(14)       Name of Affiliated                UBS Investment Bank
           Underwriter


                                    PACIFIC SELECT FUND - LARGE-CAP GROWTH PORTFOLIO
                                  REPORT PURSUANT TO RULE 10F-3 - QUARTER ENDED JUNE 30, 2011

[ ] Eligibility (check one): [X] registered public offering [ ] government security [ ] Eligible Municipal Security
                             [ ] Eligible Foreign Offering  [ ] Eligible Rule 144A Offering
Check if the following conditions have been met (and discuss any exceptions):

     [X]     The securities  were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other  purchaser  in the  offering or any  concurrent  offering  of the  securities
             (excepting,  in an Eligible Foreign Offering,  rights required by law to be granted to existing security holders) and
             (2) on or before the fourth day before termination, if a rights offering.

     [X]     The securities  were offered  pursuant to an  underwriting or similar  agreement  under which the  underwriters  were committed to purchase all the securities offered,  except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

     [X]     The  commission,  spread or  profit  was  reasonable  and fair in  relation  to that  being  received  by others  for underwriting  similar securities during a comparable period of time. If only one comparable security was reviewed for these purposes, we represent that we are not aware of any other comparable underwritings.

     [X]     Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

     [ ]     In the case of  Eligible  Municipal  Securities,  the issuer has been rated  investment  grade by at least one NRSRO, provided that, if the issuer or entity  supplying the funds from which the issue is to be paid has been in continuous operation for less than three years  (including the  operations of any  predecessors)  the securities  must have been rated within the top three rating categories by an NRSRO.

     [X]     Percentage of offering  purchased by the Portfolio  and other funds  advised by the same  investment  adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion,  did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified  institution buyers plus (2) principal amount of class in any concurrent  public offering;  (b) other securities,  25% of principal amount of offering of class.  Identify such other purchasers:

     [X]     The Portfolio did not purchase the securities  being offered  directly or indirectly from an Affiliated  Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction,  and, (b) in the case of Eligible Municipal Securities,  the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written  statements of issuer,  syndicate  manager,  or  underwriter  or seller of  securities  were relied upon to determine:
     [ ]     the securities were sold in an Eligible Rule 144A Offering;
     [X]     compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities  Purchased" complies with the
Fund's Rule 10f-3 Procedures.

Date: 7/21/11                                             Signed: /s/ SAVERIO CONSOLE
      -------                                                     ------------------------
                                                          Name:  Saverio Console
                                                          Title: Executive Director